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                    Prospectus Supplement - April 24, 2006*

  RiverSource International Aggressive Growth Fund (Dec. 30, 2005) S-6243-99 J





The "Principal Investment Strategies" section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in both developed and emerging markets.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Columbia Wanger Asset Management, L.P. (Columbia WAM) and Principal Global Investors, LLC (Principal Global) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on companies that the Subadvisers believe will increase in value over time.

Columbia WAM

Columbia WAM invests primarily in stocks of small- and medium-sized companies based both outside and in the U.S. with capitalizations of less than $5 billion at the time of purchase. As long as the stock continues to meet the Fund's other investment criteria, Columbia WAM may choose to hold the stock even if it grows beyond that capitalization limit. Columbia WAM believes that smaller companies -- particularly outside the U.S. -- which are not as well known by financial analysts and which dominate a niche may offer higher return potential than the stocks of larger companies. Columbia WAM invests in the stocks of foreign companies based in developed markets and also emerging markets.

In making investments for the Fund, Columbia WAM typically looks for companies with:

o A strong business franchise that offers growth potential.

o Products and services that give a company a competitive advantage.

o A stock price that Columbia WAM believes is reasonable relative to the assets and earning power of the company.

Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM looks for growth potential, financial strength, and fundamental value. Columbia WAM may identify what it believes are important economic, social, or technological trends (for example, the growth of outsourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

Growth Potential             Financial Strength           Fundamental Value
o  superior technology       o  low debt                  o  reasonable stock price
                                                             relative to growth potential

o  innovative marketing      o  adequate working capital  o  valuable assets

o  managerial skill          o  conservative accounting
                                practices
o  market niche

o  good earnings prospects   o  adequate profit margin

o  strong demand for product

Columbia WAM believes that if the growth potential is realized, it may provide a basis for the company to outperform its peers. A strong balance sheet gives management greater flexibility to pursue strategic objectives and is essential to maintaining a competitive advantage. Once Columbia WAM uncovers an attractive company, it identifies a price that it believes would also make the stock a good value.

PRINCIPAL GLOBAL

Principal Global Investors' equity investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. Principal Global Investors focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. To maximize their stock selection skills as the primary drivers of relative performance, Principal Global Investors seeks to leverage technology in a research-driven approach and neutralize unintended portfolio risks.

Principal Global selects securities for the Fund based on its own global investment research. The research program is comprised of the following components:

       o A proprietary and customized information management and screening framework, providing high-quality, real-time breadth of research coverage and peer rankings encompassing more than 10,000 companies worldwide.

       o A systematic evaluation of companies based on objective measures such as accelerating profitability, rising investor expectations, discounted cash flow valuation and market confirmation.

       o The portfolio managers and research analysts team together to build quantitative models that reflect the critical drivers of performance. These models produce relative rankings for each stock within their appropriate peer group that differentiate the most attractive from the least attractive stocks.

Stocks that appear to be attractive based on initial screening and analysis are subjected to more rigorous examination by the research analysts. The analysts then seek to validate the attractive characteristics identified by the research program, as well as apply more qualitative analysis to issues such as evaluating the sustainability of fundamental changes.

Principal Global Investors' stock selection process is complemented by disciplined portfolio risk controls. The portfolio risk management ensures any excess returns come from stock selection skills and not from systematic influences such as large sector or country exposures. This is designed to enhance the consistency of our process and to minimize the risk of unexpected negative surprises.

The information under the "Investment Manager" section regarding the Subadvisers for the Fund has been revised as follows:

INVESTMENT MANAGER

RiverSource Investments selects, contracts with and compensates Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of Subadvisers, and reports periodically to the Board.

RiverSource Investments, subject to Board approval, decides the proportion of the Fund's assets to be managed by each Subadviser, and may change these proportions at any time. The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

COLUMBIA WAM
Columbia WAM, which has served as subadviser to the Fund since August 2001, is located at 227 West Monroe, Suite 3000, Chicago, Illinois. Columbia WAM, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Columbia WAM are:

o P. Zachary Egan, co-portfolio manager, is a vice president of Columbia Acorn Trust. Mr. Egan is also the Director of International Research of Columbia WAM since December 2004. Mr. Egan has been a member of the international team since 1999 and a research fellow with the Robert Bosch Foundation in Stuttgart, Germany prior to that time. Mr. Egan is a CFA and earned his MA degree from the University of Chicago and his BA degree from Middlebury College.

o Louis J. Mendes, co-portfolio manager, is a vice president of Columbia Acorn Trust. Mr. Mendes has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior to that time. Mr. Mendes is a CFA and earned his MA degree in International Management from the American Graduate School of International Management in Phoenix and BA degree from Columbia University.

PRINCIPAL GLOBAL

Principal Global, which has served as subadviser to the Fund since April 2006, is located at 801 Grand Avenue, Des Moines, Iowa. Principal Global, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Principal Global are:

       o John Pihlblad, CFA - Portfolio Manager. Mr. Pihlblad is a portfolio manager at Principal Global Investors. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. Mr. Pihlblad has over 25 years experience in creating and managing quantitative investment systems. Previously, he was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for developing and implementing the investment process for both domestic and international equity products. Prior to that, Mr. Pihlblad was a portfolio manager at Nicholas Applegate in San Diego, where he developed one of the first global systematic investment processes in the industry. Mr. Pihlblad was also director of equity research at Boatmen's Trust Company, Kansas City, Mo., where he developed a comprehensive quantitative portfolio management platform. Mr. Pihlblad received a bachelor's degree from Westminster College. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

       o Steven Larson, CFA - Portfolio Manager. Mr. Larson is a portfolio manager for Principal Global Investors. He is responsible for co-managing Principal's international growth portfolios as well as covering the utilities sector for core international portfolios. Mr. Larson joined the firm in 2001 and most recently led the investment management oversight and sub-advisor selection process for the $80 billion Wells Fargo mutual fund family. Prior to that, he was vice president and manager of the Investment Analytics Group at First American Asset Management, U.S. Bancorp's institutional asset manager. Mr. Larson received an MBA in finance from the University of Minnesota's Carlson School of Management and a bachelor's degree in finance from Drake University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

The rest of the section remains unchanged.


S-6243-1 A (4/06)

Valid until next update

*Destroy Dec. 29, 2006